EXHIBIT 10.26

                                                AMENDMENT NO. 2 TO
                                                 THIRD AMENDED AND
                                             RESTATED CREDIT AGREEMENT
                                           Dated as of December 31, 1997

         THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of this
18th day of December, 1998 by and among SOUTH CENTRAL POOL SUPPLY, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and LASALLE NATIONAL BANK, in its individual capacity as a Lender and in its capacity as agent ("Agent") under that certain Third Amended and
Restated Credit Agreement dated as of December 31, 1997 by and among the Borrower, the Lenders and the Agent (the
"Credit Agreement").  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                                    WITNESSETH

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrower has requested the Agent and the Lenders to amend the Credit Agreement to permit the Borrower to establish certain Subsidiaries;

         WHEREAS, the Borrower, the Required Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Required Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

         1.       Amendment to Credit Agreement.     Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

         1.1      Section 1.1 of the Credit Agreement is hereby amended (i) to delete the definition of "Collateral
Documents" and to substitute the following therefor:

         "Collateral Documents" means all agreements, instruments and documents executed in connection with the
         Original Credit Agreement, the Restated Credit Agreement, the Second Restated Credit Agreement or this
         Agreement, including, without limitation (a) the Security Agreement, (b) the Guaranty, (c) the Alliance
         Security Agreement, (d) the Pledge Agreement, (e) all security agreements relating to any intellectual property of the Borrower or Alliance, (f) the Collection Account Agreements, (g) the Mortgages, (h) the
         Share Charge, and (i) all other security agreements, mortgages, deeds of trusts, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of Borrower or any of its Subsidiaries and delivered to the Agent or any of the Lenders, together, in each case, with all agreements and documents referred to therein or contemplated thereby.

; (ii) to delete the definition of "Pledge Agreement" and to substitute the following therefor:

         "Pledge Agreement" means that certain Amended and Restated Pledge Agreement, dated as of December 18,
         1998, executed by the Borrower in favor of the Agent for the benefit of itself and the Holders of
         Secured Obligations pursuant to which the Borrower has pledged one hundred percent (100%) of the Capital
         Stock of each of its Domestic Incorporated Subsidiaries and sixty-five percent (65%) of the Capital
         Stock of each of its first-tier Foreign Incorporated Subsidiaries as additional security for the Secured
         Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

; and (iii) to delete the definition of "Alliance Guaranty" to insert the following new definition in alphabetical order:

         "Guaranty" means that certain Guaranty executed from time to time by each of the Domestic Incorporated
         Subsidiaries of the Borrower in favor of the Agent for the benefit of itself and the Holders of Secured
         Obligations, as amended, restated, supplemented or otherwise modified from time to time, in substantially the form of Exhibit I attached hereto.

         1.2       Section 6.2 of the Credit Agreement is hereby amended to insert the following new Section 6.2(O) at the end thereof:

         (O)Subsidiary Guarantees and Pledges.  The Borrower shall (i) on or prior to December 31, 1998 execute or cause to be executed (x) the Pledge Agreement and (y) the Share Charge, and shall deliver to the Agent all such pledge agreements, together with appropriate corporate resolutions and other documentation (including opinions, if requested by the Agent, the stock certificates representing the shares subject to such pledge, stock powers with respect thereto executed in blank, and such other documents as shall be reasonably requested to perfect the Lien of such pledge) in each case in form and substance reasonably satisfactory to the Agent, and the
Agent shall be reasonably satisfied that it has a first priority perfected pledge of or charge over such shares;
(ii) cause each Domestic Incorporated Subsidiary of the Borrower and each of its Domestic Incorporated
Subsidiaries, within ten (10) days of the date such Subsidiary became a Subsidiary of the Borrower or any
Domestic Incorporated Subsidiary of the Borrower, to deliver to the Agent an executed guaranty supplement to become a guarantor under the Guaranty in the form attached to the Guaranty and appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Agent and cause to be executed one or more pledge agreements with respect to 100% of the shares of each such Subsidiary, in substantially the form of Exhibit H attached hereto; and (iii) for each first-tier Foreign Incorporated
Subsidiary, within sixty (60) days of the date such Subsidiary became a Subsidiary of the Borrower or any
Domestic Incorporated Subsidiary of the Borrower, execute, or cause to be executed, and deliver to the Agent one or more pledge agreements or share mortgages with respect to 65% of the shares of each such first-tier Foreign
Incorporated Subsidiary together with appropriate corporate resolutions and other documentation (including opinions, if requested by the Agent, the stock certificates representing the shares subject to such pledge, stock powers with respect thereto executed in blank, and such other documents as shall be reasonably requested to perfect the Lien of such pledge) in each case in form and substance reasonably satisfactory to the Agent, and the
Agent shall be reasonably satisfied that it has a first priority perfected pledge of or charge over such shares.

         1.3       Section 9.16 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  9.16 Dissolution of Alliance.  In the event that the Borrower dissolves Alliance, all reference in the Loan Documents to Alliance, and each of the Guaranty (solely with respect to Alliance) and the
         Alliance Security Agreement, shall be of no further force and effect, and no Default or Unmatured
         Default shall result therefrom.

         1.4       Exhibits H and I to the Credit Agreement are set forth as Exhibits B and C attached hereto.

         1.5       Schedule 5.8 to the Credit Agreement is hereby amended and restated in the form of Exhibit D attached hereto.

         2.        Conditions of Effectiveness.  This Amendment shall not become effective unless the Agent shall have received the following on or before December 18, 1998:

         (a)      duly executed originals of this Amendment from each of the Borrower, the Agent and the Required Lenders;

         (b)      duly executed originals of the Pledge Agreement from the Borrower;

         (c)      duly executed originals of the Guaranty executed by each of the Domestic Incorporated Subsidiaries of the Borrower; and

         (d)      an executed copy of the reaffirmation from Alliance in the form attached hereto as Exhibit A.

         3.        Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

         (a)      This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

         (b)      Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         (c)      No Default or Unmatured Default has occurred and is continuing or would result from the execution of this amendment or the transactions contemplated hereby.

         4.       Reference to the Effect on the Credit Agreement.

         (a)      Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit
                  Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

         (b)      Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5.       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
(INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE
OF ILLINOIS.

         6.       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7.       Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be executed by facsimile and a facsimile transmission of a signature to the Agent or the Agent's counsel shall be effective as though an original signature had been so delivered.

         8.       No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Amendment and the Credit Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Credit Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

                                     ----Remainder of this page intentionally blank----

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            SOUTH CENTRAL POOL SUPPLY, INC.

                                            By: /S/
                                            Title:

                                            LASALLE NATIONAL BANK, as Agent and as a Lender

                                            By: /S/
                                            Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

                                            By: /S/
                                            Title:

                                            HIBERNIA NATIONAL BANK, as a Lender

                                            By: /S/
                                            Title:

                                            SOCIETE GENERALE, as a Lender

                                            By: /S/
                                            Title: